Exhibit 99.1

Instructure Reports First Quarter 2016 Financial Results

Q1 2016 Revenue of $23.3 Million, Up 59% Year-Over-Year

SALT LAKE CITY (May 4, 2016) – Instructure, Inc. (NYSE: INST), a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter, today announced its financial results for the first quarter ended March 31, 2016.

“The first quarter of 2016 was an excellent start to our year as we delivered 59% year-over-year growth in revenue, we brought on our 2,000th customer and realized meaningful improvements in margins on a year-over-year basis,” said Josh Coates, CEO at Instructure. “A big driver of our continued strong growth is the fundamental change in how people want to learn. Instructure delivers a new way to learn that is highly intuitive, collaborative and provides a compelling user experience.”

First Quarter Financial Summary
(in thousands, except per share data)
	Three Months Ended March 31,
	2016	2015
Revenue	$23,299	$14,625
Gross Margin
GAAP	68.5%	66.4%
Non-GAAP(1)	69.3%	66.7%
Operating Loss
GAAP	(13,754)	(16,684)
Non-GAAP(1)	(11,517)	(9,426)
Net loss
GAAP	(13,739)	(17,310)
Non-GAAP(1)	(11,564)	(9,564)
EPS
GAAP(2)	$(0.50)	$(2.79)
Non-GAAP(1)(2)	$(0.42)	$(0.45)

(1)

Non-GAAP financial measures exclude stock-based compensation, payroll taxes related to equity transactions, amortization of acquisition related intangibles, and change in fair value of the warrant liability.

(2)

Q1 2016 and Q1 2015 GAAP share count was 27.3M and 6.2M, respectively, due to the conversion of redeemable convertible preferred shares into common stock, which occurred on the closing of Instructure’s IPO on November 18, 2015.  Non-GAAP share count assumes the conversion of the redeemable convertible preferred shares to common stock occurred at the beginning of the annual period.

First Quarter 2016 Business Highlights

●	Instructure continued to grow its customer base in the first quarter. A few highlights include:
○

Higher Education – Canvas was selected by the University of California, Davis, which chose Canvas as the primary platform for course management for their 30,000 students and by the University of Nevada Reno for their 17,000 students.

○	K-12 Schools - Canvas was chosen by the Regional School District 18 in Connecticut and Dunlap School District 323 in Illinois.
○

International– Canvas was selected by the University of Copenhagen in Denmark for their 40,000 students, by Eindhoven University of Technology in the Netherlands, and by one of Australia’s oldest and most prestigious universities, the University of Adelaide.

○

Corporate – Bridge was chosen by the American Kennel Club to provide training to 30,000 Kennel Club judges, by Lockheed Martin to support safety training for 3,000 seasonal employees, by ecommerce company Shopify to provide onboarding and ongoing learning for their 1,000 employees and by the world’s largest contact lens store, 1-800-Contacts to support a comprehensive leadership development program.

Business Outlook

Today, Instructure issued financial guidance for the second quarter and full year 2016.

For the second quarter ending June 30, 2016, Instructure expects revenue of approximately $24 million to $24.6 million, a non-GAAP net loss of ($14.6) million to ($14.2) million, and non-GAAP net loss per share of ($0.53) to ($0.51).

For the full year ending December 31, 2016, Instructure expects revenue of approximately $108 million to $110 million, up from previously stated guidance of $106 million to $109 million, a non-GAAP net loss of ($52) million to ($50) million, up from ($54) million to ($52) million, and non-GAAP net loss per share of ($1.87) to ($1.81), up from ($1.96) to ($1.88).

Conference Call Details:

Instructure will discuss its first quarter 2016 results today, May 4, 2016, via teleconference at 3:00 p.m. Mountain Time / 5:00 p.m. Eastern Time. The call may be accessed at (877) 340-7912 or (719) 325-4813, passcode 3754097.  A live webcast, as well as replay, of the conference call will be accessible at Instructure's investor relations website, http://ir.instructure.com.

Non-GAAP Financial Measures

In this release, Instructure’s non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and 12-month billings are not presented in accordance with GAAP and are not intended to be used in lieu of GAAP presentations of results of operations.

Management presents these non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.  Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics.

These non-GAAP measures exclude stock-based compensation, payroll taxes related to equity transactions, amortization of acquisition related intangibles, and change in fair value of the warrant liability. We believe investors may want to exclude the effects of these items in order to compare our financial performance between time periods:

●         Stock-based compensation - Although stock-based compensation is an important aspect of the compensation of our employees and executives, management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of our core business.  Unlike cash compensation, the value of equity awards is determined using a complex formula that incorporates factors, such as market volatility and forfeiture rates that are beyond our control. Stock-based compensation from the employee sale of securities to investors, prior to our IPO, at a price above the current fair market value was dependent on our fair value assumptions and other factors that were beyond our control.

●         Payroll taxes related to equity transactions - Operating expenses included employer payroll tax-related items on employee sales of securities to investors prior to our IPO. The amount of employer payroll tax-related items on these transactions was dependent on the fair market value of our stock.

●         Amortization of acquisition related intangibles - Expense for the amortization of acquisition related intangibles is a non-cash item, and we believe that the exclusion of this expense provides for a useful comparison of our operating results to prior periods.

●         Change in fair value of the warrant liability - Under GAAP, we are required to record mark-to-market adjustments for the change in fair value of the liability for warrants issued in connection with term debt and our credit facility. This expense or gain is excluded from management's assessment of our operating performance because management believes that these non-cash items are not indicative of ongoing operating performance.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s financial guidance for the second quarter of 2016 and full year 2016, the company’s growth, customer demand and application adoption, the company's research and development efforts and future application releases, and the company’s expectations regarding future revenue, expenses and net income or loss.  These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with anticipated growth in Instructure’s addressable market; competitive factors, including changes in the competitive environment, pricing changes, sales cycle time and increased competition; Instructure’s ability to build and expand its sales efforts; general economic and industry conditions; new application introductions and Instructure’s ability to develop and deliver innovative applications and features; Instructure's ability to provide high-quality service and support offerings; risks associated with international operations; and macroeconomic conditions.  These and other important risk factors are described more fully in the Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2016 and other documents filed with the SEC and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

About Instructure

Instructure, Inc. is a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter. With a vision to help maximize the potential of people through technology, Instructure created Canvas and Bridge to enable organizations everywhere to easily develop, deliver and manage engaging face-to-face and online learning experiences. To date, Instructure has connected millions of instructors and learners at more than 2,000 educational institutions and corporations throughout the world. Learn more about Canvas for higher ed and K-12, and Bridge for the corporate market at www.Instructure.com.

Contacts:

Lisa Laukkanen

The Blueshirt Group

(415) 217-4967

Lisa@BlueshirtGroup.com

Heather Erickson

VP, Global Communications

Instructure

(866) 574-3127

press@instructure.com

Source: Instructure

INSTRUCTURE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
	March 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$69,658	$90,471
Short term marketable securities	—	325
Accounts receivable, net	6,892	9,523
Prepaid expenses	4,921	5,010
Other current assets	658	614
Total current assets	82,129	105,943
Property and equipment, net	13,082	11,732
Goodwill	989	989
Intangible assets, net	518	444
Noncurrent prepaid expenses	706	749
Other assets	1,144	1,203
Total assets	$98,568	$121,060
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,772	$3,912
Accrued liabilities	9,507	8,852
Deferred rent	630	541
Deferred revenue	38,144	49,384
Total current liabilities	52,053	62,689
Deferred revenue, net of current portion	2,679	2,941
Deferred rent, net of current portion	8,954	9,078
Warrant liability	25	331
Other long term liabilities	367	402
Total liabilities	64,078	75,441
Commitments and contingencies
Stockholders’ equity:
Common stock	4	4
Treasury stock	(1)	(1)
Additional paid-in capital	191,127	188,517
Accumulated other comprehensive income	—	—
Accumulated deficit	(156,640)	(142,901)
Total stockholders’ equity	34,490	45,619
Total liabilities and stockholders’ equity	$98,568	$121,060

INSTRUCTURE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
Revenue:
Subscription and support	$20,577	$12,601
Professional services and other	2,722	2,024
Total net revenue	23,299	14,625
Cost of Revenue:
Subscription and support	5,437	3,676
Professional services and other	1,912	1,235
Total cost of revenue	7,349	4,911
Gross profit	15,950	9,714
Operating expenses:
Sales and marketing	16,163	11,081
Research and development	7,805	5,271
General and administrative	5,736	10,046
Total operating expenses	29,704	26,398
Loss from operations	(13,754)	(16,684)
Other income (expense):
Interest income	71	3
Interest expense	(11)	(22)
Change in fair value of warrant liability	62	(488)
Other income (expense), net	(75)	(119)
Total other income (expense)	47	(626)
Loss before income taxes	(13,707)	(17,310)
Income tax expense	(32)	—
Net loss	$(13,739)	$(17,310)
Net loss per common share, basic and diluted	$(0.50)	$(2.79)
Weighted average shares used to compute net loss per share, basic and diluted	27,301	6,207

INSTRUCTURE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
Operating Activities:
Net loss	$(13,739)	$(17,310)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	912	523
Amortization of intangible assets	77	77
Amortization of deferred financing costs	12	15
Change in fair value of warrant liability	(62)	488
Stock-based compensation	2,235	5,929
Other	28	27
Changes in assets and liabilities:
Accounts receivable, net	2,601	3,135
Prepaid expenses and other assets	135	(588)
Accounts payable and accrued liabilities	515	682
Deferred revenue	(11,502)	(6,794)
Deferred rent	(35)	(75)
Other liabilities	(27)	(24)
Net cash used in operating activities	(18,850)	(13,915)
Investing Activities:
Purchases of property and equipment	(2,268)	(927)
Purchases of intangible assets	(151)	—
Proceeds from disposal of property and equipment	8	9
Maturities of marketable securities	325	500
Net cash used in investing activities	(2,086)	(418)
Financing Activities:
Proceeds from exercise of redeemable convertible preferred stock warrants	—	250
Proceeds from exercise of stock options	123	65
Repayment of capital lease obligations	—	(74)
Net cash provided by financing activities	123	241
Net decrease in cash	(20,813)	(14,092)
Cash, beginning of period	90,471	43,915
Cash, end of period	$69,658	$29,823

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP GROSS MARGIN
(in thousands, except percentages)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
GAAP gross profit	$15,950	$9,714
Stock-based compensation	193	48
Payroll taxes related to equity transaction	—	—
Non-GAAP gross margin	$16,143	$9,762

GAAP gross margin %	68.5%	66.4%
Non-GAAP gross margin %	69.3%	66.7%

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING LOSS
(in thousands)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
Loss from operations	$(13,754)	$(16,684)
Stock-based compensation	2,235	5,929
Payroll taxes related to equity transaction	—	1,327
Amortization of acquisition related intangibles	2	2
Non-GAAP operating loss	$(11,517)	$(9,426)

GAAP operating margin	-59%	-114%
Non-GAAP operating margin	-49%	-64%

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP NET LOSS
(in thousands)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
Net Loss	$(13,739)	$(17,310)
Stock-based compensation	2,235	5,929
Payroll taxes related to equity transactions	—	1,327
Amortization of acquisition related intangibles	2	2
Change in fair value of warrant liability	(62)	488
Non-GAAP net loss	$(11,564)	$(9,564)
Non-GAAP net loss per common share, basic and Diluted	$(0.42)	$(0.45)
Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share(1)	27,301	21,184

(1)

Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share on a non-GAAP basis assumes that the redeemable convertible preferred shares that converted to common shares upon execution of our IPO were outstanding for the full year.

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE SHARES OUTSTANDING
(in thousands)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
GAAP weighted average common shares, basic and diluted	27,301	6,207
Effect of redeemable convertible preferred stock conversion (assuming converted shares were outstanding for the full year)	-	14,977
Non-GAAP weighted average common shares used in computing basic and diluted non-GAAP net loss per common share	27,301	21,184

INSTRUCTURE, INC.
RECONCILIATION OF 12-MONTH BILLINGS
(in thousands)

	Trailing Twelve Months Ended March 31,
	2016	2015
Total net revenue	$81,867	$50,367

Current deferred revenue
Beginning balance	22,631	12,822
Ending balance	38,144	22,631
Net change in current deferred revenue	15,513	9,809

Long term deferred revenue
Beginning balance	2,529	2,441
Ending balance	2,679	2,529
Net change in long term deferred revenue	150	88

Total 12-month billings	$97,530	$60,264

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended March 31, 2016
(in thousands)

	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$16,163	(655)	—	—	$15,508
Research and development	7,805	(785)	—	(2)	7,018
General and administrative	5,736	(602)	—	—	5,134
Total operating expenses	$29,704	(2,042)	—	(2)	$27,660

INSTRUCTURE, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended March 31, 2015
(in thousands)

	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$11,081	(181)	—	—	$10,900
Research and development	5,271	(240)	—	(2)	5,029
General and administrative	10,046	(5,460)	(1,327)	—	3,259
Total operating expenses	$26,398	(5,881)	(1,327)	(2)	$19,188